The Chemours Company Investor Presentation June 2015 Exhibit 99.1

Safe Harbor

This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). Such measures should not be considered as replacements of GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto.
Historical results are presented on a carve-out basis from DuPont historical results, and are subject to certain adjustments and assumptions as indicated in this presentation, and may not be an indicator of future performance.
The information in this document has been prepared to assist you in making your own evaluation of Chemours and does not purport to be all-inclusive or to contain all of the information that you may consider material or desirable in evaluating Chemours. You should perform your own independent investigation and analysis to ensure that you have the information you consider material or desirable in making your informed decision.
Furthermore, information in this document and statements made in the related presentation that are not historical facts are forward-
looking statements. These statements relate to our current expectations, estimates and projections and are not a guarantee of future performance and involve known and unknown risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Accordingly, no representation or warranty is made as to the accuracy or completeness of the accompanying financial information. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of
Chemours’ risks and uncertainties, see the “Risk Factors” contained in the Chemours’ registration statement on Form 10, as amended from time to time, filed with the Securities and Exchange Commission.
Additional information for investors is available on the company’s website at investors.chemours.com

Separation Update
Exchange / Ticker
NYSE: CC
Key Dates
When-issued trading date: June 19, 2015
Record date: June 23, 2015
Distribution date: July 1, 2015
Regular-way trading date: July 1, 2015
Tax Impact
Tax-free distribution under Section 355 and Section 368(a)(1)(D) of the
Internal Revenue Code of 1986
Private Letter ruling received from the IRS
Distribution Ratio
1 share of CC for every 5 shares of DD; cash for fractional shares
Corporate
Credit Rating*
Moody’s: Ba3
S&P: BB

*A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

Today’s Presenters from Chemours
Mark Vergnano
President & CEO
Mr. Vergnano has been Executive Vice President at DuPont responsible for businesses in the Performance Chemicals segment since 2009
Prior to his current role, Mr. Vergnano held leadership positions at DuPont
Nonwovens, DuPont Surfaces & Building Innovations and DuPont Safety & Protection
Mark Newman
SVP & CFO
Mr. Newman joined Chemours in November 2014 from SunCoke Energy where he was Senior Vice President and CFO
He joined SunCoke’s leadership team in March 2011 to lead the IPO of SunCoke from Sunoco and later led the formation of SunCoke Partners
Alisha Bellezza
Director, Investor
Relations
Ms. Bellezza joined Chemours in May 2015 from FMC Corporation where she was the Director of Investor Relations
While
at FMC, she held a number of leadership positions in finance and strategy

Why Chemours?
Undisputed
global
leader
in
titanium
dioxide
(TiO
2
)
and
fluoroproducts
Proprietary products and brands to drive above-average growth
Low cost position provides stability through the trough
Global Market
Leader with Premier
Cost Position
Titanium
Technologies
–
Altamira
expansion
Fluoroproducts
–
Opteon
®
adoption
Chemical Solutions –
Potential Cyanide expansion in Mexico
Multiple Organic
Growth
Opportunities
Streamline cost structure
Reduce working capital
Assess Chemical Solutions portfolio
Lower capital expenditure post-Altamira expansion
Near-Term Cost
Reductions /
Proactive Portfolio
Management
Utilize free cash flow to drive growth and reward shareholders with significant additional upside once TiO
2
cycle turns

Chemicals used in gold production, oil
refining, agriculture, industrial
polymers and other industries
#1 producer in Americas sodium
cyanide
#1 in US Northeast sulfuric acid
regeneration
#2 in US Gulf Coast sulfuric acid
regeneration
2014 Sales:
$6,432
2014 Adj. EBITDA:
895
% margin:
14%
Titanium Technologies
Sales:
$2,937
Adj. EBITDA:
759
% margin:                                        26%
Fluoroproducts
Sales:
$2,327
Adj. EBITDA:
330
% margin:
14%
Chemical Solutions
Sales:
$1,168
Adj. EBITDA:
29
% margin:
2%
By Geography
By Product
Dollars in millions. Data represents full year 2014. Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment
Adjusted EBITDA. Geographic and product data reflect full year 2014 sales.
5
Titanium dioxide (TiO2) is a pigment
used to deliver whiteness, opacity,
brightness and protection from sunlight
#1 global producer of TiO2 by
capacity, sales and profitability
Products for high performance
applications across broad array of
industries, including refrigerants,
propellants and industrial resins
#1 global
producer of both
fluorochemicals
and fluoropolymers
North
America
43%
Asia
Pacific
24%
EMEA
18%
Latin America
15%
Titanium
Dioxide
Fluoropolymers
21%
Fluorochemicals
15%
Performance Chemicals &
Intermediates
10%
Cyanides
5%
Sulfur Products
3%
46%
The Chemours Company at a Glance

Global
leader
in
TiO
2
with
production
capacity
of
1.4
million
metric
tons
(1)
-
5 TiO2
plants with 8 production lines
(1)
-
Packaging facility at Kallo, Belgium
-
Mineral sands mine at Starke, FL
Industry-leading manufacturing cost position
-
Unique chloride technology
-
Feedstock flexibility
Strong brand reputation
-
Ti-Pure®
sold to ~850 customers globally
Business Overview
Titanium Technologies Business Overview
Chemours
is
#1
in
TiO
2
Globally
(2)
Coatings
–
architectural, industrial,
automotive
Plastics
–
rigid / flexible packaging,
PVC pipe/windows
Papers
–
laminate papers, coated
paper/paperboard, sheet
Specialty
–
rubber, leather, diesel
particulate filters
Geography
(4)
End Market
(4)
Source: Company filings and data. Titanium Technologies: TZMI (2014)
(1)
Pro forma for completion of Altamira expansion in mid-2016
(2)
TiO2
market share statistics based on production per TZMI
(3)
Pro forma for Rockwood acquisition (Sachtleben)
(4)
Reflects full year 2014 segment net sales
6
(3)
Other
4%
Latin America
16%
18%
14%
11%
9%
7%
Huntsman
Cristal
Kronos
Tronox
TT

Chemours
Manufacturing Advantages
Three
largest
TiO
2
facilities
in
the
world
(1)
-
Lower fixed cost per unit
Proprietary technology and process
-
Flexibility
to
use
variety
of
ore
feedstocks
enabling
one of the lowest cost of production
-
2 –
4x higher throughput versus peers
Industry leading reliability and product quality
consistency
7
World
Class
Assets
with
Industry-Leading
TiO
2
Cost
Structure
Industry Cost Structure
2014 Production (kMT)
(1)
Altamira is pro forma for expansion which is scheduled to come online in mid-2016
(2)
Source:Company
filings:
Chemours,
Huntsman,
and
Tronox
Adjusted
EBITDA
values
include
pro rata portion of corporate costs and eliminations; Average 2014 Adjusted EBITDA margin for
Huntsman
(Pigments),
Kronos
and
Tronox
(Pigments)
Source: TZMI
EBITDA
Margin
versus
Key
TiO2
Competitors
(2)
($ / metric ton)
Contained
TiO2
95%
50%
Pricing arbitrage
of ~$550/ton
Chloride Slag
Rutile
Synthetic
Rutile
UGS
Chloride
Ilmenite
Chinese /Other Producers
Other Multinational Companies
Global Industry Weighted Average Feedstock Prices
% Margin Differential
Source: TZMI
Average
Competitor
Margin
Scale Benefit /
(Lower Fixed
Cost Per Unit)
Feedstock
Flexibility /
Purchasing
High Value
Offering
Chemours TT
2014
Adjusted
EBITDA Margin
11%
21%
$0
$400
$800
$1,200
$1,600
$2,000
2012
2013
2014E
TT

200,000 metric ton capacity expansion at
Altamira, Mexico facility
Production scheduled to start up in mid-2016
Total capital spending of ~$600 million
~85% completed prior to spin date
Expansion Value Proposition
One of the lowest cost production lines globally
Adds low-cost capacity and provides incremental
fixed cost leverage
Provides Chemours with the option to either
increase production capacity or improve overall
efficiency of production circuit
When fully utilized, expected to deliver ~$200 million
EBITDA at today’s global price for TiO2
and ores
At current volumes, Altamira can deliver ~$20 –
$70
million of net
EBITDA cost benefit, depending on ore
price
(1)
Project Status
Altamira
Expansion
Provides
Meaningful
Upside
8
Altamira Expansion Strengthens Chemours’ Optionality in Every Part of the Cycle
Capex spent prior to spin date
Altamira Expansion Capital Spending
(1)
Assuming TiO2
demand does not exceed Chemours’ current supply capability
Capex spent after spin date
2011
2012
2013
2014
2015E
2016E

TiO
2
Market Environment
9
Note: Non-U.S. sales are translated at average FX for the quarter
(1)  Average
days
of
sales
of
TiO2
inventory
for
Chemours,
Huntsman
(Pigments),
Kronos,
and
Tronox
(Pigments)
(2)
Q4 2014E industry pricing statistic per management estimates based on trade data and discussions with independent consultants as of 3/25/15
(3)
Represent average price for the period
Global TiO
2
Capacity, Demand, Utilization Rate
Source:
TZMI
Note:
Capacity and utilization rate statistics based on TZMI’s effective capacity data
Producer Days of Sales of Inventory
Source:
Company filings and equity research
Global TiO
2
Price
Global, High-quality TiO2
Price (US$ / metric ton)
Average Quarterly Prices
Commentary
Capacity utilization rate improving
Producer inventory levels have declined from peak
Ore prices stabilizing
Rutile Feedstock Price (US$ / metric ton)
(2)
Average Annual Prices
$2500
$800
Source: TZMI Q1 2015 (February 2015)
TT
94%
83%
82%
89%
86%
72%
79%
82%
2007
2008
2009
2010
2011
2012
2013
2014E
Capacity
Demand
Utilization Rate (End of Year)
85
86
61
51
54
66
61
54
58
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2007
2008
2009
2010
2011
2012
2013
2014E
Q1'14
Q2'14
Q3'14
Q4'14E
(3)
(3)
(1)

Chemours
is
#1
in
Fluoroproducts
Globally
(2)
Supplies products for high performance
applications across broad array of industries
#1 in Fluoroproducts globally
Fluorochemicals: #1 in refrigerants, #1 in propellants,
#3 in foaming agents
Fluoropolymers: #1 in industrial resins, #1 in
fluoropolymer specialties
Key
Brands
include
Teflon
®
,
Freon
®
,
Opteon
®
,
Viton
®
Business Overview
Fluoroproducts Business Overview
Geography
(1)
Product
(1)
Source:
Company filings and data, Fluoroproducts: Company filings and Management estimates
(1)Reflects full year 2014 segment net sales
(2)Fluorochemicals
and
fluoropolymers
market
share
statistics
based
on
internal
revenue
estimates
and
company
filings
(3)Includes 100% contribution from the DuPont-Mitsui Fluorocarbon Company joint venture
10
(3)
Fluoropolymers
–
mainly
industrial
resins and downstream products &
coatings
Fluorochemicals
–
mainly
refrigerants, propellants, and foam
expansion agent
Key
End
Markets
–
AC,
refrigeration,
automotive, aerospace, consumer,
wire & cable, electronics and
telecommunications
F-P
F-C
Fluoropolymers
57%
Fluorochemicals
43%
North
America
45%
Asia
Pacific
23%
Latin
America
11%
EMEA
21%

Today
Established Technology Innovation and Margin Enhancement

Note:
Bubble sizes reflect 2014 sales contribution
(1) Reflects potential market opportunity per management estimates
Opteon
®
,
Blends
Margins range based on
the regulatory cycle
Teflon
®
PTFE
Patented /
Proprietary
Commodity
Degree of Product Differentiation
Base
refrigerants
Potential
Market
Opportunity
(1)
Fire extinguishants
and propellants
Base
refrigerants
Coatings, lubricants,
and ion exchange
materials
2010s
1930s
1970s
1987
1990s
2000 &
Beyond
DuPont identifies
HFC as a CFC
replacement
2011 –
First
commercial
shipment Opteon
®
refrigerant
HFO 1336 foaming
agent development
DuPont
commercializes
non-ozone
depleting HFC
Montreal Protocol
details phase out of
CFC / HCFC over 35
year period
DuPont
commercializes
Freon
®
CFC
and HCFC
DuPont introduces ISCEON
®
HFC
blends as drop-in replacement for HCFC
Ongoing transition from HCFC to HFC
2006 –
EU bans HFC in cars as of 2012
2007 –
DuPont & Honeywell jointly
develop Opteon
®
CFCs = Chlorofluorocarbons; HCFCs = Hydrochlorofluorocarbons; HFCs = Hydrofluorocarbons; HFOs = Hydrofluoro-Olefins
Fluorochemicals
Fluoropolymers
Melts &
Viton
®

Chemical Solutions Portfolio
Diverse portfolio of industrial and specialty
businesses primarily operating in the Americas
Unmatched reputation for safety, reliability and
stewardship
Leading market position and technological
capabilities
13 production facilities located in North America
and one located in the U.K.
Overview
Chemical Solutions Overview
Source:
Company filings and data
(1)
Reflects full year 2014 segment net sales
12
Cyanides
–
sodium
cyanide,
hydrogen cyanide, potassium
cyanide
Sulfur
Products
–
non-fuming
sulfuric acid, spent acid
regeneration, sulfur derivatives
Performance Chemicals and
Intermediates
–
aniline,
methylamines, reactive metals,
clean and disinfect chemicals
Market leadership
Favorable end market dynamics
Selective, high-return investment
opportunities
Individual businesses and niches
with different profit / return profiles
Actions required to enhance
productivity and reduce cost
Challenging economic
fundamentals
Cyanides
Sulfur Products
Aniline
Clean &
Disinfect
Chemicals
Methylamines
Reactive Metals
Geography
(1)
Product
(1)
North
America
70%
Latin
America
17%
Asia
Pacific
8%
EMEA
5%
Performance
Chemicals and
Intermediates
53%
Cyanides
27%
Sulfur
Products
20%

Titanium
Technologies
Altamira Expansion (~85% of capital
spending completed prior to spin)
Expected to start up
mid-2016
Fluoroproducts
Opteon® –
Next-generation refrigerant
Growth expected to accelerate
through 2017
Potential Mexico Expansion
Chemical Solutions
–
Cyanides
Potential benefits in 2017
Incremental Adjusted EBITDA beginning 2016
Segment
Project
Comments
Sensitivity: $50/ metric ton (i.e. ~2%) price increase corresponds to
~$50 million increase in segment Adjusted EBITDA
Multiple Organic Growth Opportunities

Attractive Margins Throughout the Cycle
Performance Chemicals Segment as Historically Reported

($ in millions)
Source: DuPont filings
Note:
Reflects
Performance
Chemicals
segment
Operating
Earnings
(unaudited)
as
historically
reported,
excluding
significant
items
and
depreciation
of
property,
plant
and
equipment
and
amortization
of
intangible
assets. Segment operating earnings exclude significant items in all periods, as previously reported; does not include adjustments for carve-out. Adjusted EBITDA and Adjusted EBITDA margin exclude corporate allocation
(1)
Performance Chemicals segment Operating Earnings as defined by DuPont + D&A (depreciation & amortization)
Generated substantial
EBITDA
(1)
in
industry downturn
$949
$888
$1,521
$2,426
$2,118
$1,268
$1,179
2008
2009
2010
2011
2012
2013
2014
Performance Chemicals Operating Earnings + D&A
Performance Chemicals Operating Earnings + D&A margin
15%
17%
23%
30%
28%
18%
18%

Expected Free Cash Flow Improvements
Capital Expenditures and % of Sales
Adjusted EBITDA and Margin
(1)
Sales and Growth
Historical Financial Performance
($ in millions)
($ in millions)
(6%)
(8%)
(7%)
10%
6%
6%
4%
15
$20 –
70 million of cost benefits from Altamira
expansion at current volumes
(3)
New product ramp in Fluoroproducts
Chemical Solutions portfolio optimization
Meaningful opportunity to reduce structural
costs, including SG&A
Normalized capital expenditures of ~$300-350
million expected post-Altamira expansion
(1)   Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment Adjusted EBITDA
(2)   Capex include $11 million of purchases of plant, property and equipment included in accounts payable excluded from the Combined Statements of Cash Flows
(3)   Depending
on
ore
price
and
assuming
TiO2
demand
does
not
exceed
Chemours’
current
supply
capability
Altamira
Other
($ in millions)
14%
26%
14%
28%
Expected Free Cash Flow Improvements
$2,223
$1,883
$982
$895
$1,622
$1,454
$722
$759
$688
$539
$377
$330
$112
$116
$96
$29
($199)
($226)
($213)
($223)
2011
2013
2014
Titanium Technologies
Fluoroproducts
Chemical Solutions
Corporate & Other
$3,674
$3,291
$3,019
$2,937
$2,834
$2,559
$2,379
$2,327
$1,464
$1,515
$1,461
$1,168
$7,972
$7,365
$6,859
$6,432
2011
2012
2013
2014
$354
$279
$388
$78
$159
$227
$355
$432
$438
$615
(2)
2011
2012
2013
2014
2012

Q1 2015 Recent Developments
Q1 2015 Recent Developments

1Q15 sales for Chemours
down 13% versus 1Q14; 1Q15 EBITDA down 28% versus 1Q14
–
Lower volume and prices combined with the negative currency impact, primarily in the Euro-USD rate
–
Total
demand
for
Fluorochemicals
was
up
slightly
versus
the
prior
year
o
Strong
demand
for
Chemours’
next
generation
refrigerant,
Opteon
®
on
continued
adoption
by
automotive
OEMs
In 2Q15, accelerated implementation of a restructuring plan to address continued weakness in the global titanium dioxide market cycle and continued foreign currency impacts
–
Expected to generate savings of $40 million in 2015 and approximately $80 million annually in subsequent years
LTM Q1’15 Financial Performance
Quarter Ended March 31,
($mm)
FY 2014
2014
2015
Y-o-Y % Change
LTM Ended
March 31, 2015
Titanium Technologies
$2,937
$709
$545
(23%)
$2,773
Fluoroproducts
2,327
579
552
(5%)
2,300
Chemical Solutions
1,168
281
266
(5%)
1,153
Total Sales
$6,432
$1,569
$1,363
(13%)
$6,226
Total Adjusted EBITDA
(1)
$895
$202
$145
(28%)
$838
Titanium Technologies
$376
Fluoroproducts
133
Chemical Solutions
106
Total
Capital
Expenditures
(2)
$615
$131
$137
5%
$621
(1)   Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment Adjusted EBITDA
(2)   Capex include $11 million of purchases of plant, property and equipment included in accounts payable excluded from the Combined Statements of Cash Flows

Liquidity
Capitalization
–
Day
1
Chemours
Capitalization
($ in millions)
17
Net
Debt
/
LTM
Adjusted
EBITDA
(4)
at
~4.5x
as
at 3/31/15
5-year $1,000mm senior secured revolving
credit facility (undrawn)
Source: Management and Company filings
(1)
€360mm translated at Euro to USD exchange rate on May 12, 2015 (the debt issuance date)
(2)
Except for a frozen non-qualified pension restoration plan and a U.S. OPEB plan sponsored by an unconsolidated equity investment
(3)
A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time
(4)
Based on LTM Adjusted EBITDA of $838 million
Cash and Cash Equivalents
$
200
Term Loan
$
1,500
Senior Notes
8-Year USD
$
1,350
10-Year USD
750
8-Year Euro
(1)
403
Total Senior Notes
$
2,503
Funded Debt
$
4,003
Net Debt
3,803
Credit Ratings
S&P
Moody's
Corporate
Credit
Rating
(3)
BB
Ba3
Other Liabilities
No
U.S.
pension
or
OPEB
plans
(2)
Minimal unfunded non-U.S. pension liability
Other liabilities are well understood, well-
managed and related to the Chemours
business
Future availability will depend on LTM EBITDA
performance
Covenants allow for maximum leverage of
5.75x net debt / LTM EBITDA
–
–

Significant Productivity
Improvements
Portfolio Optimization
Headcount Rationalization / Operational
Cost Reductions
Evaluate and Fix or Exit
Unprofitable Businesses
2014 Capital Expenditure: $615 million
Normalized Capital Expenditure:
~$300
–
$350
million
Reduced Capital
Expenditure
Additional annual cash flow generation to pay down debt and return capital to shareholders
Initiative
Action
Focus on Free Cash Flow Generation

Disciplined Capital Deployment Strategy
(1)
Other
than
certain
open
market
stock
repurchases,
limited
to
20%
of
the
Chemours
stock
outstanding
as
of
the
spin
date
19
•
Repay debt to strengthen credit position
•
Select investments to reduce cost structure, enhance portfolio and drive
•
Fund strategic capital investments with free cash flow and portfolio actions
organic growth
•
$100M dividend payable September 2015; ongoing dividend policy in sole discretion of Chemours
Board
•
Tax sharing agreement precludes stock repurchases in first two years
(1)
De-lever
Invest/Grow
Return Cash to Shareholders

Why Chemours?
Undisputed global leader in titanium dioxide and fluoroproducts
Proprietary products and brands to drive above-average growth
Low cost position provides stability through the trough
Global Market
Leader with Premier
Cost Position
Titanium
Technologies
–
Altamira
expansion
Fluoroproducts
–
Opteon
®
adoption
Chemical
Solutions
–
Potential
Cyanide
expansion
in
Mexico
Multiple Organic
Growth
Opportunities
Streamline cost structure
Reduce working capital
Assess Chemical Solutions portfolio
Lower capital expenditure post-Altamira expansion
Near-Term Cost
Reductions /
Proactive Portfolio
Management
Utilize free cash flow to drive growth and reward shareholders with significant
additional
upside
once
TiO
2
cycle
turns

Appendix

Reconciliation of Performance Chemicals Segment Operating Earnings
Year
Year
Year
Year
Year
Year
Year
2008
2009
2010
2011
2012
2013
2014
Segment
Pre-tax
Operating
Income
(PTOI)
(GAAP)
(1)
619
555
1,254
2,162
1,826
941
913
Add:
Significant
Items
-
Pre-tax
56
54
(10)
-
36
74
21
Segment Operating Earnings (Non-GAAP)
675
609
1,244
2,162
1,862
1,015
934
Add:
Depreciation
&
Amortization
(1)
274
279
277
264
256
253
245
Segment Adjusted EBITDA (Non-GAAP)
949
888
1,521
2,426
2,118
1,268
1,179
(1)
Note:
The data above provides a historical display of Selected Income Statement Data included in the Quarterly Earnings Release financials of E.I. DuPont de Nemours and Company and Consolidated Subsidiaries. See Quarterly Earnings Release financials for full details, including details on "Significant Items".
Prior periods reflect the reclassifications of Viton
®
fluoroelastomers
from Performance Materials to Performance Chemicals within
the results of E.I. DuPont de Nemours and Company and Consolidated Subsidiaries.
RECONCILIATION
OF
SEGMENT
PRE-TAX
OPERATING
INCOME
(PTOI)
TO
OPERATING
EARNINGS
AND
SEGMENT
ADJUSTED
EBITDA
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
(dollars in millions)

Reconciliation of Adjusted EBITDA

RECONCILIATION OF ADJUSTED EBITDA TO CONSOLIDATED INCOME STATEMENTS
Year
Year
Year
1Q15
2014
4Q14
3Q14
2Q14
1Q14
2013
2012
Income Before Income Taxes
$58
$550
$120
$142
$156
$132
$576
$1,485
Add:  Non-Operating Pension & OPEB Costs
7
22
4
5
8
5
114
127
Add:  Exchange Losses / (Gains)
16
66
37
33
(5)
1
31
5
Add:  Depreciation and Amortization
64
257
72
57
64
64
261
266
Adjusted EBITDA
$145
$895
$233
$237
$223
$202
$982
$1,883
RECONCILIATION
OF
NON-GAAP
MEASURES
(UNAUDITED)
(dollars
in
millions)

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